                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott P. Marks, Jr., Sherman I. Goldberg, Robert
A. Rosholt, Peter J. Nowak, Jr., M. Eileen Kennedy and Sharon A. Renchof, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to certificates or other securities of FCC National Bank (the "Bank") or any trust, partnership, corporation or other entity established by the foregoing, to be issued pursuant to resolutions adopted by the Board of Directors of the Bank on December 6, 1995, and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Bank pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     Signature             Title
     ---------             -----


/s/Frederick M. Adams                         Director
- ----------------------------------------
Frederick M. Adams


/s/S. Faye Dadzie                                Director
- -------------------------------------------
S. Faye Dadzie

/s/Joseph M. Dudzinsky                          Director
- ----------------------------------------
Joseph M. Dudzinsky


__________________________________________      Director
Richard P. Eckman


/s/William J. Garner                            Director
- ------------------------------------------
William J. Garner


/s/Michael J. Majchrzak                         Director
- ----------------------------------------
Michael J. Majchrzak


/s/Scott P. Marks, Jr.                          Director and
- -------------------------------------------
Scott P. Marks, Jr.                             Principal Executive Officer


/s/Ralph R. Mueller                             Director
- ------------------------------------------
Ralph R. Mueller

/s/Anthony K. Metta                              Director
- -----------------------------------------
Anthony K. Metta


/s/Peter J. Nowak, Jr.                    Director, Principal Accounting Officer
- ---------------------------------------      and Principal Financial Officer
Peter J. Nowak, Jr.


/s/Jeremiah P. Shea                               Director
- ------------------------------------------
Jeremiah P. Shea



Dated: March 15, 1996